UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2006
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities
SIGNATURE
EXHIBIT INDEX
Press Release

Item 2.05. Costs Associated with Exit or Disposal Activities
(b) On January 11, 2006, TeleTech Holdings, Inc. (the “Company’) opted to exit its South Korea facility in the first quarter 2006.
The Company hereby incorporates by reference the press release dated January 12, 2006 attached hereto as Exhibit 99.1
Exhibits

99.1	Press Release issued by TeleTech on January 12, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: January 13, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Dated January 12, 2006 – TeleTech Provides Business Update